SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                October 1, 1999

                                GEOKINETICS INC.

              (Exact name of Registrant as specified in charter)

           DELAWARE                      0-9268                  94-1690082
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(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)           Identification No.)

5555 SAN FELIPE, SUITE 780, HOUSTON, TEXAS                          77056
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 (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:  (713) 850-7600
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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT.

            On October 1, 1999, Registrant entered into a Securities Purchase Agreement (the "PURCHASE AGREEMENT") with DLJ Investment Partners, L.P. ("DLJ") and certain additional investors (collectively, the "PURCHASERS"), pursuant to which Registrant (i) completed a restructuring of its $40,000,000 in 12% Senior Subordinated Notes Due April 2005 (the "PRIOR NOTES"), and (ii) received $4,000,000 in additional senior secured debt financing from the Purchasers and $1,000,000 from three other investors, including Steven A. Webster and William R. Ziegler, two of the Registrant's directors (the "SECURED LOAN"). Pursuant to the Purchase Agreement, Registrant (A) exchanged the Prior Notes for its 13.5% Senior Secured Notes due 2005 in the aggregate principal amount of $45,358,000 issued to the Purchasers (the "2005 NOTES"), (B) issued the Purchasers its 13.5% Senior Secured Notes due 2002 in the aggregate principal amount of up to $6,000,000 (the "2002 NOTES"), (C) granted security interests covering substantially all of the Company's assets as security for the 2005 Notes and the 2002 Notes, (D) caused certain of the Corporation's wholly-owned subsidiaries to execute guarantees of the 2005 Notes and the 2002 Notes, (E) issued warrants to the Purchasers of the 2002 Notes (the "2002 WARRANTS") to purchase 23,250,000 shares of Registrant's Common Stock, $0.01 par value per share (the "COMMON STOCK") at a price of $0.56 per share, and (F) issued warrants to the Purchasers of the 2005 Notes (the "2005 WARRANTS") to purchase 26,818,594 shares of Common Stock at a price of $0.56 per share (the 2005 Warrants, together with the 2002 Warrants, being the "WARRANTS"). Registrant issued 7,618,594 of the 2005 Warrants in exchange for 7,618,594 warrants issued to the Purchasers of the Prior Notes in April 1998. The Warrants were issued in accordance with an Amended and Restated Warrant Agreement executed among the Registrant and the Purchasers. As a result of the issuance of the Warrants, the Purchasers, collectively, have the right to acquire 51.6% of Registrant's outstanding Common Stock on a fully diluted basis.

ITEM 5.     OTHER EVENTS.

            Concurrently with the transactions contemplated by the Purchase Agreement, (i) Registrant completed a refinancing of its debt obligations to the principal equipment supplier for Registrant's seismic acquisition operations, and (ii) Steven A. Webster was elected non-executive Chairman of the Executive Committee of the Registrant's Board of Directors.

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired

                  None Required.

            (b)   Pro Forma Financial Information

                  None Required.

            (c)   Exhibits

                  4.1 Securities Purchase Agreement dated as of October 1, 1999, among Registrant, DLJ Investment Partners, L.P. and certain additional investors.

                  4.2 Amended and Restated Warrant Agreement dated as of October 1, 1999, among Registrant, DLJ Investment Partners, L.P. and certain additional investors.

                  4.3 Indenture dated as of October 1, 1999, executed by the Registrant, Geokinetics Production Co., Inc., Quantum Geophysical, Inc., Geoscience Software Solutions, Inc., Signature Geophysical Services, Inc., Reliable Exploration, Incorporated, and Geophysical Development Corporation.

                  4.4 Amended and Restated Tag Along-Drag Along Agreement dated as of September 30, 1999, among Registrant, DLJ Investment Partners, L.P. and certain additional investors.

                 99 Restructure Agreement dated October 1, 1999, among Registrant, Geophysical Services, Inc., Quantum Geophysical Services, Inc., Input/Output, Inc. and Global Charter Corporation.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein to duly authorized.


Dated: October 18, 1999


                                    GEOKINETICS INC.



                                    By: /s/ THOMAS J. CONCANNON
                                            Thomas J. Concannon, Vice President
                                            and Chief Financial Officer

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